                                                                   EXHIBIT 10.29


                                 PROMISSORY NOTE

US$6,750,000.00                                Greenville, South Carolina


                                                      as of December 24, 1997


         FOR VALUE RECEIVED, the undersigned promise to pay L.J. MELODY & COMPANY, a Texas corporation, or order, the principal sum of SIX MILLION SEVEN HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($6,750,000.00), with interest on the unpaid principal balance from the date of this Note, until paid, at the rate of seven and eighty-six hundredths percent (7.86%) per annum. The principal and interest shall be payable at P. O. Box 297480, Houston, Texas 77927, or such other place as the holder hereof may designate in writing, in consecutive monthly installments of Fifty-One Thousand Four Hundred Seventy-Three and 14/100 Dollars (US$51,473.14) on the first (1st) day of each month beginning February 1, 1998, (herein "amortization commencement date"), until the entire indebtedness evidenced hereby is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on January 1, 2008 (the "Maturity Date").

         If any installment under this Note is not paid when due, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof. The holder hereof may exercise this option to accelerate during any default by the undersigned regardless of any prior forbearance. In the event of any default in the payment of this Note or any other payment due under the Instrument or any other Loan Document (as such terms are hereinafter defined) and if the same is referred to an attorney at law for collection or any action at law or in equity is brought with respect hereto, the undersigned shall pay the holder hereof all expenses and costs, including, but not limited to, reasonable attorneys' fees.

         If any installment under this Note is not received by the holder hereof within ten (10) calendar days after the installment is due, the undersigned shall pay to the holder hereof a late charge of the greater of (a) US$250.00 or
(b) five percent (5%) of such installment, such late charge to be immediately due and payable without demand by the holder hereof. If any installment under this Note or any other monetary payment due under this Note, the Instrument or any other Loan Document remains past due for ten (10) calendar days or more, the outstanding principal balance of this Note shall bear interest during the period in which the undersigned is in default at a rate of twelve and eighty-six hundredths percent (12.86%) per annum, or if there shall exist any non-monetary default under this Note, the Instrument or any other Loan Document which remains uncured for the later of (i) ten (10) calendar days or (ii) the expiration of any applicable grace or cure period specifically provided in the Instrument, the outstanding principal balance of this Note shall bear interest during the period the undersigned is in default at the rate of nine and eighty-six hundredths percent (9.86%) percent per annum, or, if such increased rate of interest may not be collected from the undersigned under applicable law, then at the maximum increased rate of interest, if any, which may be collected from the undersigned under applicable law.

         From time to time, without affecting the obligation of the undersigned or the successors or assigns of the undersigned to pay the outstanding principal balance of this Note and observe the covenants of the undersigned contained herein, in the Instrument or in any other Loan Document without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the undersigned, the successors or assigns of the undersigned or guarantors, and without liability on the part of the holder hereof, the holder hereof may, at the option of the holder hereof, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder.

         Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors, and endorsers, and shall be binding upon them and their successors and assigns.

         The indebtedness evidenced by this Note is secured by, among other things, that certain Mortgage, Assignment of Rents and Security Agreement (the "Instrument"), executed by the undersigned, encumbering real property more particularly described therein (the "Property"), dated of even date herewith, and reference is made thereto for rights as to acceleration of the indebtedness evidenced by this Note.

         Prior to and through December 31, 1998, this Note may not be prepaid in whole or (except as hereinafter provided) in part. Commencing January 1, 1999, and continuing through and including June 30, 2007, this Note may only be prepaid (whether voluntarily or involuntarily, except as hereinafter provided, and including any acceleration by the holder hereof) in whole (but not in part) upon not less than forty five (45) days and not more than ninety (90) days prior written notice by the undersigned to the holder hereof and the simultaneous payment by the undersigned to the holder hereof of an amount (the "Yield Maintenance Premium") equal to the aggregate (without duplication) of:


(a) the product obtained by multiplying (1) the entire unpaid principal balance of this Note at the time of prepayment, times (2) the difference obtained by subtracting from the interest rate on this Note the yield rate (the "Yield Rate") on the 6.125% U.S. Treasury Security due August 15,2007, (the "Specified U.S. Treasury Security"), as the Yield Rate is reported in the Wall Street Journal on the fifth Business Day (as hereinafter defined) preceding (x) the date notice of prepayment is given to holder hereof where prepayment is voluntary, or (y) the date holder hereof accelerates the Loan (as hereinafter defined), times (3) the present value factor calculated using the following formula:

                              1-(1 + r)-n
                                  r

                                     r =      Yield Rate
                                     n =      the number of years, and any
                                              fraction thereof, remaining
                                              between the prepayment date and
                                              the Maturity Date.

                  In the event that no Yield Rate is published for the Specified U.S. Treasury Security, then the nearest equivalent U.S. Treasury Security shall be selected at the holder hereof's sole discretion. If the publication of such Yield Rates in the Wall Street Journal is discontinued, the holder hereof shall determine such Yield Rates from another source selected by the holder hereof. As used herein, the term "Business Day" means any day other than a Saturday, a Sunday, or any other day on which the holder hereof is not open for business; and

                  (b) an amount equal to the interest which would have accrued on the amount of such prepayment during the remaining days of the full calendar month within which such prepayment is made.




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         The undersigned shall pay the Yield Maintenance Premium whether the prepayment is voluntary or involuntary (in connection with holder hereof's acceleration of the unpaid principal balance of this Note) or the Instrument is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means. Notwithstanding any other provision herein to the contrary, the undersigned shall not be required to pay any Yield Maintenance Premium in connection with any prepayment occurring as a result of the application of insurance proceeds or condemnation awards under the Instrument.

         The Yield Maintenance Premium is not a penalty or additional interest, but is holder hereof's cost of liquidating its investments in the event of any prepayment of this Note. The undersigned hereby covenants and agrees to indemnify holder hereof and hold it harmless from any costs, fees, expenses (including attorney's fees) resulting from any action, litigation or judicial decision alleging, claiming or holding that the Yield Maintenance Premium is a penalty or additional interest, and from any damages (whether compensatory or punitive) ordered by a court, judge or administrative law judge which may determine that the Yield Maintenance Premium is a penalty or additional interest.

         Notwithstanding anything herein contained to the contrary, any permitted prepayment of this Note may only be made by payment of the principal amount to be prepaid together with (i) the applicable Yield Maintenance Premium,
(ii) all accrued and unpaid interest and (iii) any other sums due under this Note, the Instrument or any other Loan Document.

         Subject to the qualifications below in this paragraph, the undersigned shall be liable for payment and performance of all of the obligations, covenants and agreements of the undersigned under this Note, the Instrument, the Assignment of Leases and Rents (herein so called), dated of even date herewith, and executed by the undersigned to the holder hereof, the Environmental Indemnity Agreement (herein so called), dated of even date herewith, and executed by the undersigned and the holder hereof, and all other instruments and documents evidencing, securing or governing the terms of the loan (the "Loan") evidenced by this Note (collectively, the "Loan Documents"), to the full extent (but only to the extent) of all of the Property and any other items, property or amounts which are collateral or security for the Loan. If a default occurs in the timely and proper payment of any portion of such indebtedness or in the timely performance of any obligations, agreements or covenants under any of the Loan Documents, except as set forth below in this paragraph, neither the undersigned, nor any partner of the undersigned, nor any partner, stockholder, director or officer of any partner of the undersigned, shall be personally liable for the repayment of any of the principal of, interest on, or prepayment fees or late charges, or other charges or fees, due in connection with, the Loan, the performance of any covenants of the undersigned under this Note, the Instrument or any of the other Loan Documents or for any deficiency judgment which the holder hereof may obtain after default by the undersigned. Notwithstanding the foregoing provisions of this paragraph or any other agreement, the undersigned shall be fully and personally liable for any and all:
(1) liabilities, costs, losses, damages, expenses or claims (including, without limitation, any reduction in the value of the Property or any other items, property or amounts which are collateral or security for the Loan) suffered or incurred by the holder hereof by reason of or in connection with (a) any fraud or misrepresentation by the undersigned in connection with the Loan, including but not limited to any misrepresentation of the undersigned contained in any Loan Document, (b) any failure to pay taxes, insurance premiums (except to the extent that such taxes and insurance premiums are then held by the holder hereof), assessments, charges for labor or materials or other charges that can create liens on any portion of the Property, (c) any misapplication of (i) proceeds of insurance covering any portion of the Property, or (ii) proceeds of the sale or condemnation of any portion of the Property, (d) any rentals, income, profits, issues and products received by or on behalf of the undersigned subsequent to the date on which the holder hereof gives written notice that a default has occurred under the Loan and not applied to the payment of principal or interest due under this Note or the payment of operating expenses (excluding any operator's, manager's, or developer's fee payable to the undersigned or any affiliate of the undersigned) of the Property, (e) any failure to maintain, repair or restore the Property in accordance with any Loan Document, to the extent not covered by insurance proceeds made available to the holder hereof,
(f) any failure by the undersigned to deliver to the holder hereof all unearned advance rentals and security deposits paid by tenants of the Property received by or on behalf of the undersigned, and not refunded to or forfeited by such tenants, (g) any failure by the undersigned to return to, or reimburse the holder hereof for, all personalty taken from the Property by or on behalf of the undersigned, except in accordance with the provisions of the Instrument, and (h) any and all indemnities given by the undersigned to the holder hereof set forth in the Environmental Indemnity Agreement or any other Loan Document in connection with any environmental matter relating to the Property; and (2) court costs and all reasonable attorneys' fees provided for in any Loan Document. Furthermore, no limitation of liability or recourse provided above in this paragraph shall (x) apply to the extent that the holder hereof's rights of recourse to the Property are suspended, reduced or impaired by or as a result of any act, omission or misrepresentation of the undersigned or any other party now or hereafter liable for any part of the Loan and accrued interest thereon, or by or as a result of any case, action, suit or proceeding to which the undersigned or any such other party, voluntarily becomes a party; or (y) constitute a waiver, forfeiture, abrogation or limitation of or on any right accorded by any law establishing a debtor relief proceeding, including, but not limited to, Title 11, U.S. Code, which right provides for the assertion in such debtor relief proceeding of a deficiency arising by reason of the insufficiency of collateral notwithstanding an agreement of the holder hereof not to assert such deficiency.

         This Note shall be governed by and construed in accordance with the law of the state in which the Property is located, and applicable federal law. The parties hereto intend to conform strictly to the applicable usury laws. In no event, whether by reason of demand for payment, prepayment, acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by the holder hereof hereunder or otherwise exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever interest would otherwise be payable to the holder hereof in excess of the maximum lawful amount, the interest payable to the holder hereof shall be reduced automatically to the maximum amount permitted by applicable law. If the holder hereof shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing hereunder in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between the undersigned and the holder hereof.

         THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THE UNDERSIGNED MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THIS NOTE, THE INSTRUMENT, ANY OTHER LOAN DOCUMENT, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

         The holder hereof shall have the right to assign, in whole or in part, this Note, the Instrument and any other Loan Document and all of its rights hereunder and thereunder, and all of the provisions herein and therein shall continue to apply to the Loan. The holder hereof shall have the right to participate the Loan with other parties.

         Interest on the principal sum of this Note shall be calculated on the basis of the actual number of days elapsed over a year consisting of 360 days. Interest on this Note shall be paid in arrears.

         The undersigned shall pay the holder hereof, in advance, on the date hereof, interest only on the outstanding principal balance of this Note, at the interest rate first mentioned above, from the date hereof through and including the last day of the calendar month in which this Note is executed.



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         Executed as of the date set forth above.


                                              BROCK SUITE GREENVILLE, INC.,
                                              a Delaware corporation


                                              By: /s/ MELVIN J. MELLE
                                                 -------------------------------
                                                 Melvin J. Melle, Vice President







                                        3

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WHEN RECORDED MAIL TO







                                  SPACE ABOVE THIS LINE FOR RECORDER'S USE
-------------------------------------------------------------------------------

                         MORTGAGE, ASSIGNMENT OF RENTS,
               SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT

         THIS MORTGAGE (herein "Instrument") is made this 24th day of December, 1997, between the Mortgagor/Grantor, Brock Suite Greenville, Inc., whose address is 3710 Rawlins, Suite 1500, Dallas, Texas 75219 herein "Borrower"), and the Mortgagee, L. J. Melody & Company, a corporation organized and existing under the laws of Texas, whose address is 400 Frank Burr Blvd., Teaneck, N.J., 07666, together with its successors, assigns and transferees, (herein "Lender").

         WHEREAS, Borrower is indebted to Lender in the principal sum of six million seven hundred fifty thousand and no dollars ($6,750,000.00) Dollars, which indebtedness is evidenced by Borrower's note dated of even date herewith (herein "Note"), providing for monthly installments of principal and interest, with the balance of the indebtedness, if not sooner paid, due and payable on January 1, 2008 (the "Maturity Date");

         TO SECURE TO LENDER (a) the repayment of the indebtedness evidenced by the Note with interest thereon, and all renewals, extensions and modifications thereof; (b) the repayment of any future advances with interest thereon, made by Lender to Borrower pursuant to PARAGRAPH 40 hereof (herein "Future Advances");
(c) the performance of the covenants and agreements of Borrower contained in an Environmental Indemnity Agreement (herein so-called) between Lender, Borrower and Principal (as defined in the Environmental Indemnity Agreement) dated of even date herewith; (d) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Instrument; and
(e) the performance of the covenants and agreements of Borrower herein contained, or contained in any other Loan Document (as hereinafter defined), Borrower does hereby mortgage, grant, convey and assign to Lender, its successors, assigns and transferees, with power of sale, the following described property located in County, State of South Carolina, and more particularly described on Exhibit "A" attached hereto and incorporated herein by reference for all purposes.

         TOGETHER with all buildings, improvements, and tenements now or hereafter erected on the property, and all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, rents (subject however to the assignment of rents to Lender herein), royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property, and all fixtures, machinery, equipment, engines, boilers, incinerators, building materials, appliances and goods of every nature whatsoever now or hereafter located in, or on, or used, or intended to be used in connection with the property, including, but not limited to, those for the purposes of supplying or distributing heating, cooling, electricity, gas, water, air and light; and all elevators, and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus, plumbing, bath tubs, water heaters, water closets, sinks, ranges, stoves, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains and curtain rods, mirrors, cabinets, panelling, rugs, attached floor coverings, furniture, pictures, antennas, trees and plants, tax refunds, trade names, licenses, permits, Borrower's rights to insurance proceeds, unearned insurance premiums and choses in action, food, beverages, linens, furniture, fixtures, items held for sale, refrigeration plants or units, kitchen equipment, cooking appliances, cabinets, partitions, doors, windows, furniture, furnishings, living and artificial plants and planters, televisions, beds, dressers, radios, lamps, switchboards, telephones, telephone systems and equipment, computers, computer equipment and software, cabinets, signage, storm windows and doors, window and door screens, window and door shades, all drapes and curtains and related hardware and mounting devises, wall-to-wall carpeting, tables, chairs, pots, pans, plates, china, dishes, silver and flatware, linens, and vending machines; all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the real property covered by this Instrument; and all of the foregoing, together with said property (or the leasehold estate in the event this Instrument is on a leasehold ) are herein referred to as the "Property";

         TOGETHER with all right, title and interest in, to and under any and all leases now or hereinafter in existence (as amended or supplemented from time to time) and covering space in or applicable to the Property (hereinafter referred to collectively as the "Leases" and singularly as a "Lease"), together with all rents, earnings, income, profits, benefits and advantages arising from the Property and from said Leases and all other sums due or to become due under and pursuant thereto, and together with any and all guarantees of or under any of said Leases, and together with all rights, powers, privileges, options and other benefits of Borrower as lessor under the Leases, including, without limitation, the immediate and continuing right to receive and collect all rents, income, revenues, issues, profits, condemnation awards, insurance proceeds, moneys and security payable or receivable under the Leases or pursuant to any of the provisions thereof, whether as rent or otherwise, the right to accept or reject any offer made by any tenant pursuant to its Lease to purchase the Property and any other property subject to the Lease as therein provided and to perform all other necessary or appropriate acts with respect to such Leases as agent and attorney-in-fact for Borrower, and the right to make all waivers and agreements, to give and receive all notices, consents and releases, to take such action upon the happening of a default under any Lease, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of any Lease or by any law, and to do any and all other things whatsoever which the Borrower is or may become entitled to do under any such Lease together with all accounts receivable, contract rights, franchises, interests, estates or other claims, both at law and in equity, relating to the Property, to the extent not included in rent earnings and income under any of the Leases;

         TOGETHER with all right, title and interest in, to and under any and all reserve, deposit or escrow accounts (the "Accounts") made pursuant to any loan document made between Borrower and Lender with respect to the Property, together with all income, profits, benefits and advantages arising therefrom, and together with all rights, powers, privileges, options and other benefits of Borrower under the Accounts, and together with the right to do any and all other things whatsoever which the Borrower is or may become entitled to do under the Accounts;

         TOGETHER with all agreements, contracts, certificates, guaranties, warranties, instruments, franchises, permits, licenses, plans, specifications and other documents, all agreements for the provision of property or services to or in connection with, or otherwise benefitting, the real estate, including, without limitation, all management agreements, license agreements, franchise agreements and cable television agreements, now or hereafter entered into, and all rights therein and thereto, pertaining to the use, occupancy, construction, management or operation of the Property and any part thereof and any improvements or respecting any business or activity conducted on the Property and any part thereof and all right, title and interest of Borrower therein, including the right to receive and collect any sums payable to Borrower thereunder and all deposits or other security or advance payments made by Borrower with respect to any of the services related to the Property or the operation thereof;

         TOGETHER with all tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records, licenses, permits and all other general intangibles relating to or used in connection with the operation of the Property; and

         TOGETHER with all accounts receivable, credit card receivables, room deposits, security deposits, advances and other accounts now or hereafter accruing, arising, existing, or owed to or held by Borrower from, relating to, or deriving from the operation of the Property; including, but not limited to, revenues derived from (i) the occupancy of guest rooms, (ii) the occupancy of meeting rooms, (iii) food and beverage facilities, (iv) vending machines, (v) telephone and television systems, (vi) guest laundry, (vii) the provision or sale of other goods and services, and all revenues, royalties, issues and profits therefrom and derived from the Property and any other items of revenue, receipts or other income as identified in the Uniform System of Accounts for Hotels, 8th Edition, International Association of Hospitality Accounts (1986), as amended from time to time (collectively, the "Rents");

         TOGETHER with all right, title and interest in and to all assets and tangible personal property of Borrower, including, without limitation, all of Borrower's now owned or hereafter acquired machinery, equipment, furniture, furnishings, fixtures, tools, supplies, plates, china, glasses, silver and flatware, pots, pans, cooking implements, linens, decorations, artwork, plants, planters, carpets, wall and floor coverings, draperies, beds, lamps, tables, chairs, millwork, telephones and systems, partitions, computers and peripherals, televisions, radios, clocks, stereos and other audio equipment, motor vehicles and other tangible personal property of every kind and description, all parts therefor, and all improvements, accessions or appurtenances thereto, and all of the foregoing whether now owned or existing or hereafter created or acquired (collectively, the "Equipment"), and

         TOGETHER with any and all proceeds resulting or arising from the foregoing (collectively, the "Collateral").

         It is the intent hereof and of Borrower and Lender that Lender shall have a first and best pre- and post-bankruptcy petition lien in and to all of the foregoing and a first and best lien as to all items which may be deemed "cash collateral" under 11 USC. It is also the intent hereof and the intent and agreement of Borrower and Lender that all revenue derived from the leasing of the Property [regardless of the Property's use and nature (including without limitation its use and nature as an apartment, retail, office, warehouse, distribution, manufacturing, hotel, motel, restaurant or any other commercial facility)] shall be and be deemed rent derived from the underlying real estate. Further, if the Property is a hotel or motel facility, it is the intent hereof and the intent and agreement of Borrower and Lender that all revenues generated by and/or attributable to all or any part of said hotel or motel facility or the use or the operation thereof shall be and be deemed rent derived from the underlying real estate. Any person or entity extending credit to Borrower after the recording hereof shall be deemed to have assented to the terms of this paragraph.

         Borrower covenants that Borrower is lawfully seised of the estate hereby conveyed and has the right to mortgage, grant, convey and assign the Property (and, if this Instrument is on a leasehold, that the ground lease is in full force and effect without modification except as noted above and without default on the part of either lessor or lessee thereunder), that the Property is unencumbered, and that Borrower will warrant and defend generally the title to the Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy insuring Lender's interest in the Property.

UNIFORM COVENANTS.  Borrower and Lender covenant and agree as follows:

1. PAYMENT OF PRINCIPAL AND INTEREST. Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, any prepayment and late charges provided in the Note and all other sums secured by this Instrument.

2. FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES. Subject to applicable law or to a written waiver by Lender, Borrower shall pay to Lender on the day monthly installments of principal or interest are payable under the Note (or on another day designated in writing by Lender), until the Note is paid in full, a sum (herein "Funds") equal to one-twelfth of (a) the yearly taxes and assessments which may be levied on the Property, (b) the yearly ground rents, if any, ( c) the yearly premium installments for fire and other hazard insurance, rent loss insurance and such other insurance covering the Property as Lender may require pursuant to PARAGRAPH 5 hereof, (d) the yearly premium installments for mortgage insurance, if any, and (e) if this Instrument is on a leasehold, the yearly fixed rents, if any, under the ground lease, all as reasonably estimated initially and from time to time by Lender on the basis of assessments and bills and reasonable estimates thereof [Determine whether an escrow for franchise payments is required]. Any waiver by Lender of a requirement that Borrower pay such Funds may be revoked by Lender, in Lender's sole discretion, at any time upon notice in writing to Borrower. Lender may require Borrower to pay to Lender, in advance, such other Funds for other taxes, charges, premiums, assessments and impositions in connection with Borrower or the Property which Lender shall reasonably deem necessary to protect Lender's interests (herein "Other Impositions"). Unless otherwise provided by applicable law, Lender may require Funds for Other Impositions to be paid by Borrower in a lump sum or in periodic installments, at Lender's option.

         The Funds shall be held in an institution(s) the deposits or accounts of which are insured or guaranteed by a Federal or state agency (including Lender if Lender is such an institution). Lender shall apply the Funds to pay said rents, taxes, assessments, insurance premiums and Other Impositions so long as Borrower is not in breach of any covenant or agreement of Borrower in this Instrument. Lender shall make no charge for so holding and applying the Funds, analyzing said account or for verifying and compiling said assessments and bills, unless Lender pays Borrower interest, earnings or profits on the Funds and applicable law permits Lender to make such a charge. Borrower and Lender may agree in writing at the time of execution of this Instrument that interest on the Funds shall be paid to Borrower, and unless such agreement is made or applicable law requires interest, earnings or profits to be paid, Lender shall not be required to pay Borrower any interest, earnings or profits on the Funds. Lender shall give to Borrower, without charge, an annual accounting of the Funds in Lender's normal format showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums secured by this Instrument.

         If the amount of the Funds held by Lender at the time of the annual accounting thereof shall exceed the amount deemed necessary by Lender to provide for the payment of taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due, such excess shall be credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender to pay taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due, Borrower shall pay to Lender any amount necessary to make up the deficiency within thirty days after notice from Lender to Borrower requesting payment thereof.

         Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Lender may apply, in any amount and in any order as Lender shall determine in Lender's sole discretion, any Funds held by Lender at the time of application (i) to pay rents, taxes, assessments, insurance premiums and Other Impositions which are now or will hereafter become due, or (ii) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, Lender shall promptly refund to Borrower any Funds held by Lender.


3. APPLICATION OF PAYMENTS. Unless applicable law provides otherwise, all payments received by Lender from Borrower under the Note or this Instrument shall be applied by Lender in the following order of priority: (i) amounts payable to Lender by Borrower under PARAGRAPH 2 hereof; (ii) interest payable on the Note; (iii) principal of the Note; (iv) interest payable on advances made pursuant to PARAGRAPH 8 hereof; (v) principal of advances made pursuant to PARAGRAPH 8 hereof; (vi) interest payable on any Future Advance, provided that if more than one Future Advance is outstanding, Lender may apply payments received among the amounts of interest payable on the Future Advances in such order as Lender, in Lender's sole discretion, may determine; (vii) principal of any Future Advance, provided that if more than one Future Advance is outstanding, Lender may apply payments received among the principal balances of the Future Advances in such order as Lender, in Lender's sole discretion, may determine; and (viii) any other sums secured by this Instrument in such order as Lender, at Lender's option, may determine: provided, however, that Lender may, at Lender's option, apply any sums payable pursuant to PARAGRAPH 8 hereof prior to interest on and principal of the Note, but such application shall not otherwise affect the order of priority of application specified in this PARAGRAPH 3.

4. CHARGES; LIENS. Borrower shall pay all rents, taxes, assessments, premiums, and Other Impositions attributable to the Property at Lender's option in the manner provided under PARAGRAPH 2 hereof or, if not paid in such manner, by Borrower making payment, when due, directly to the payee thereof, or in such other manner as Lender may designate in writing. Borrower shall promptly furnish to Lender all notices of amounts due under this PARAGRAPH 4, and in the event Borrower shall make payment directly, Borrower shall promptly furnish to Lender receipts evidencing such payments. Borrower shall promptly discharge any lien, which has, or may have, priority over or equality with, the lien of this Instrument, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without Lender's prior written permission, Borrower shall not allow any lien inferior to this Instrument to be perfected against the Property.

5. HAZARD INSURANCE. Borrower shall keep the improvements now existing or hereafter erected on the Property insured by carriers at all times satisfactory to Lender against loss by fire, hazards included within the term "extended coverage", rent loss and such other hazards, casualties, liabilities and contingencies as Lender (and, if this Instrument is on a leasehold, the ground lease) shall require and in such amounts and for such periods as Lender shall require. Borrower shall purchase policies of insurance with respect to the Property with such insurers, in such amounts and covering such risks as shall be satisfactory to Lender, including, but not limited to, (i) personal injury and death; (ii) loss or damage by fire, lightning, hail, windstorm, explosion, hurricane (to the extent available), and such other hazards, casualties and contingencies (including at least twelve (12) months rental insurance in an amount equal to the gross rentals generated by the Property for such period and broad form boiler and machinery insurance) as are normally and usually covered by extended coverage policies in effect where the Property is located and comprehensive general public liability insurance in an amount not less than $1,000,000.00 and containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the improvements or the use of the Property shall at any time constitute legal nonconforming structures or uses; provided, that each policy shall provide by way of endorsement, rider or otherwise that no such insurance policy shall be cancelled, endorsed, altered, or reissued to effect a change in coverage unless such insurer shall have first given Lender thirty (30) days prior written notice thereof, such policy shall be on a replacement cost basis, with a waiver of depreciation, in an amount not less than that necessary to comply with any coinsurance percentage stipulated in the policy, but not less than one hundred percent (100%) of the insurable value (based upon replacement cost) of the Property and the deductible clause, if any, of the fire and extended coverage policy may not exceed the lesser of one percent (1%) of the face amount of the policy or $1,000.00; (iii) loss or damage by flood, if the Property is in an area designated by the Secretary of Housing and Urban Development as an area having special flood hazards, in an amount equal to the principal amount of the Note or the maximum amount available under the Flood Disaster Protection Act of 1973, and regulations issued pursuant thereto, as amended from time to time, whichever is less, in form complying with the "insurance purchase requirement" of that Act; (iv) business interruption insurance; (v) worker's compensation in statutorily mandated amounts and employer's liability insurance; and (vi) such other insurance and endorsements, if any, as Lender may require from time to time, or which is required by the Loan Documents. Borrower shall cause all insurance (except general public liability insurance) carried in accordance with this PARAGRAPH 5 to be payable to Lender as a mortgagee and not as a coinsured, and, in the case of all policies of insurance carried by each lessee for the benefit of Borrower, if any, to cause all such policies to be payable to Lender as Lender's interest may appear. All premiums on insurance policies shall be paid, in the manner provided under PARAGRAPH 2 hereof, or in such other manner as Lender may designate in writing.

         All insurance policies and renewals thereof shall be in a form acceptable to Lender and shall include a standard mortgagee clause in favor of and in form acceptable to Lender. Lender shall have the right to hold the policies, and Borrower shall promptly furnish to Lender all renewal notices and all receipts of paid premiums. At least thirty (30) days prior to the expiration date of a policy, Borrower shall deliver to Lender a renewal policy in form satisfactory to Lender. If this Instrument is on a leasehold, Borrower shall furnish Lender a duplicate of all policies, renewal notices, renewal policies and receipts of paid premiums if, by virtue of the ground lease, the originals thereof may not be supplied by Borrower to Lender.

         In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to Lender. Borrower hereby authorizes and empowers Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's expenses incurred in the collection of such proceeds; provided however, that nothing contained in this PARAGRAPH 5 shall require Lender to incur any expense or take any action hereunder. Borrower further authorizes Lender, at Lender's option, (a) to hold the balance of such proceeds to be used to reimburse Borrower for the cost of reconstruction or repair of the Property or (b) subject to the immediately following paragraph, to apply such proceeds to the payment of the sums secured by this Instrument whether or not then due, in the order of application set forth in PARAGRAPH 3 hereof (subject, however, to the rights of the lessor under the ground lease if this Instrument is on a leasehold).

         Lender shall not exercise Lender's option to apply insurance proceeds to the payment of the sums secured by this Instrument if all of the following conditions are met: (i) Borrower is not in breach or default of any covenant or agreement of this Instrument, the Note or any other Loan Document; (ii) Lender determines that there will be sufficient funds to restore and repair the Property to the Pre-existing Condition (as hereinafter defined); (iii) Lender agrees in writing that the rental income of the Property, after restoration and repair of the Property to the Pre-existing Condition, will be sufficient to meet all operating costs and other expenses, payments for reserves and loan repayment obligations (including any obligations under any permitted subordinate financing) relating to the Property and maintain a debt service coverage ratio of at least 1.5 to 1.0; (iv) Lender determines that restoration and repair of the Property to the Pre-existing Condition will be completed within one year of the date of the loss or casualty to the Property, but in no event later than six months prior to the Maturity Date; (v) less than fifty percent (50%) of the total floor area of the improvements has been damaged, destroyed or rendered unusable as a result of such fire or other casualty; and (vi) Lender is reasonably satisfied that the Property can be restored and repaired as nearly as possible to the condition it was in immediately prior to such casualty and in compliance with all applicable zoning, building and other laws and codes (the "Pre-existing Condition"). If Lender elects to make the insurance proceeds available for the restoration and repair of the Property, Borrower agrees that, if at any time during the restoration and repair, the cost of completing such restoration and repair, as determined by Lender, exceeds the undisbursed insurance proceeds, Borrower shall, immediately upon demand by Lender, deposit the amount of such excess with Lender, and Lender shall first disburse such deposit to pay for the costs of such restoration and repair on the same terms and conditions as the insurance proceeds are disbursed.

         If the insurance proceeds are held by Lender to reimburse Borrower for the cost of restoration and repair of the Property, the Property shall be restored to the equivalent of its original condition or such other condition as Lender may approve in writing. Lender may, at Lender's option, condition disbursement of said proceeds on Lender's approval of such plans and specifications of an architect satisfactory to Lender, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments; and satisfaction of liens as Lender may reasonably require. If the insurance proceeds are applied to the payment of the sums secured by this Instrument, any such application of proceeds to principal shall not extend or postpone the due dates of the monthly installments referred to in PARAGRAPHS 1 AND 2 hereof or change the amounts of such installments. If the Property is sold pursuant to PARAGRAPH 27 hereof or if Lender acquires title to the Property, Lender shall have all of the right, title and interest of Borrower in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Property prior to such sale or acquisition.

6. PRESERVATION AND MAINTENANCE OF PROPERTY; LEASEHOLDS. Borrower (a) shall not commit waste or permit impairment or deterioration of the Property,
(b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property, including improvements, fixtures, equipment, machinery and appliances thereon in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) shall provide for professional management of the Property by a hotel manager satisfactory to Lender pursuant to a contract approved by Lender in writing, unless such requirement shall be waived by Lender in writing, (g) shall generally operate and maintain the Property in a manner to ensure maximum room occupancy and rates, (h) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security of this Instrument or the rights or powers of Lender, and (i) comply with the terms of any franchise agreement affecting the Property. Neither Borrower nor any tenant or other person shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

         If this Instrument is on a leasehold, Borrower (i) shall comply with the provisions of the ground lease, (ii) shall give immediate written notice to Lender of any default by lessor under the ground lease or of any notice received by Borrower from such lessor of any default under the ground lease by Borrower,
(iii) shall exercise any option to renew or extend the ground lease and give written confirmation thereof to Lender within thirty days after such option becomes exercisable, (iv) shall give immediate written notice to Lender of the commencement of any remedial proceedings under the ground lease by any party thereto and, if required by Lender, shall permit Lender as Borrower's attorney-in-fact to control and act for Borrower in any such remedial proceedings and (v) shall within thirty days after request by Lender obtain from the lessor under the ground lease and deliver to Lender the lessor's estoppel certificate required thereunder, if any. Borrower hereby expressly transfers and assigns to Lender the benefit of all covenants contained in the ground lease, whether or not such covenants run with the land, but Lender shall have no liability with respect to such covenants nor any other covenants contained in the ground lease.

         Borrower shall not surrender the leasehold estate and interests herein conveyed nor terminate or cancel the ground lease creating said estate and interests, and Borrower shall not, without the express written consent of Lender, alter or amend said ground lease. Borrower covenants and agrees that there shall not be a merger of the ground lease, or of the leasehold estate created thereby, with the fee estate covered by the ground lease by reason of said leasehold estate or said fee estate, or any part of either, coming into common ownership, unless Lender shall consent in writing to such merger, if Borrower shall acquire such fee estate, then this Instrument shall simultaneously and without further action be spread so as to become a lien on such fee estate.

7. USE OF PROPERTY. Unless required by applicable law or unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Borrower shall not subdivide the Property or initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.

8. PROTECTION OF LENDER'S SECURITY. If Borrower fails to perform the covenants and agreements contained in this Instrument, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender's interest, including, but not limited to, (i) disbursement of attorney's fees, (ii) entry upon the Property to make repairs,
(iii) procurement of satisfactory insurance as provided in PARAGRAPH 5 hereof,
(iv) if this Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of Borrower and the curing of any default of Borrower in the terms and conditions of the ground lease, and (v) the payment of any taxes and/or assessments levied against the Property and then due and payable.

         Any amounts disbursed by Lender pursuant to this PARAGRAPH 8, with interest thereon, shall become additional indebtedness of Borrower secured by this Instrument. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the rate stated in the Note unless collection from Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law. Borrower hereby covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the indebtedness secured hereby. Nothing contained in this PARAGRAPH 8 shall require Lender to incur any expense or take any action hereunder.

9. INSPECTION. Lender may make or cause to be made reasonable entries upon and inspections of the Property including, but not limited to, phase I and/or phase II environmental audits and inspections which phase II inspections will not unreasonably disturb Borrower's use of the Property.

10. BOOKS AND RECORDS. Borrower shall keep and maintain at all times at Borrower's address stated below, or such other place as Lender may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, leases and other instruments which affect the Property. Such books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender. Upon Lender's request, Borrower shall furnish to Lender, within thirty (30) days after the end of each three month quarter of each fiscal year of Borrower, a balance sheet, a statement of income and expenses of the Property and a statement of changes in financial position, each in reasonable detail and certified by Borrower and, if Lender shall require, by an independent certified public accountant; such financial statements shall set forth, in reasonable detail, available rooms, occupancy percentage, rooms rented and average daily rate and all other items of revenue receipts or income (and all accompanying items of expense) as identified in the Uniform System of Accounts for Hotels, 8th Revised Edition, International Association of Hospitality Accountants and Hotel Association of New York City, Inc. (1986) as from time to time amended. Borrower shall furnish, together with the foregoing financial statements and at any other time upon Lender's request, a rent schedule for the Property, certified by Borrower, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable and the rent paid. In addition to the above delivery of financial statements and rent schedule, Borrower shall deliver to Lender updated versions of such financial statements at any other time upon Lender's request, including monthly balance sheets and monthly statements of income and expenses of the Property. Borrower shall furnish to Lender a copy of each franchise inspection report relating to the Property within fifteen (15) days after Borrower's receipt thereof.

11. CONDEMNATION. Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, and Borrower shall appear in and prosecute any such action or proceeding unless otherwise directed by Lender in writing. Borrower authorizes Lender, at Lender's option, as attorney-in-fact for Borrower, to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender subject, if this Instrument is on a leasehold, to the rights of lessor under the ground lease.

         Borrower authorizes Lender to apply such awards, payments, proceeds or damages, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to restoration or repair of the Property or to payment of the sums secured by this Instrument, whether or not then due, in the order of application set forth in PARAGRAPH 3 hereof, with the balance, if any, to Borrower. Unless Borrower and Lender otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the monthly installments referred to in PARAGRAPHS 1 AND 2 hereof or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Lender may require.

12. BORROWER AND LIEN NOT RELEASED. From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on Lender's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of said indebtedness, release from the lien of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable thereunder. Any actions taken by Lender pursuant to the terms of this PARAGRAPH 12 shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of lien hereof on the Property. Borrower shall pay Lender a reasonable service charge, together with such title insurance premiums and attorney's fees as may be incurred at Lender's option, for any such action if taken at Borrower's request.

13. FORBEARANCE BY LENDER NOT A WAIVER. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the indebtedness secured by this Instrument, nor shall Lender's receipt of any awards, proceeds or damages under PARAGRAPHS 5 AND 11 hereof operate to cure or waive Borrower's default in payment of sums secured by this Instrument.

14. ESTOPPEL CERTIFICATE. Borrower shall within ten (10) days of a written request from Lender furnish Lender with a written statement, duly acknowledged, setting forth the sums secured by this Instrument and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Instrument and attaching true, correct and complete copies of the Note, this Instrument and any other Loan Documents and any and all modifications, amendments and substitutions thereof.

15. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants Lender a security interest in said items. Borrower agrees that Lender may file this Instrument, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender, upon Lender's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument in such form as Lender may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require. Without the prior written consent of Lender, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Instrument, including the covenants to pay when due all sums secured by this Instrument, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the remedies provided in PARAGRAPH 27 of this Instrument as to such items. In exercising any of said remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided in PARAGRAPH 27 of this Instrument.

16. LEASES OF THE PROPERTY. As used in this PARAGRAPH 16, the word "lease" shall mean "sublease" if this Instrument is on a leasehold. Borrower shall comply with and observe Borrower's obligations as landlord under all leases of the Property or any part thereof. Borrower will not lease any portion of the Property (other than the guest rooms on an overnight or extended- stay basis) without the prior written approval of Lender. The request for approval of each such proposed lease shall be made to Lender in writing and Borrower shall furnish to Lender (and any loan servicer specified from time to time by Lender):
(i) such biographical and financial information about the proposed tenant as Lender may require in conjunction with its review, (ii) a copy of the proposed form of lease, and (iii) a summary of the material terms of such proposed lease (including, without limitation, rental terms and the term of the proposed lease and any options).

         Borrower, at Lender's request, shall furnish Lender with executed copies of all leases hereafter made of all or any part of the Property, and all leases hereafter entered into will be in form and substance subject to the approval of Lender. All leases of the Property or a separate agreement in recordable form and substance satisfactory to Lender shall specifically provide that such leases are subordinate to this Instrument; that the tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; that in no event shall Lender, as holder of this Instrument or as successor landlord, be liable to the tenant for any act or omission of any prior landlord or for any liability or obligation of any prior landlord occurring prior to the date that Lender or any subsequent owner acquire title to the Property; and that Lender may, at Lender's option, accept or reject such attornments. Except as otherwise provided in this PARAGRAPH 16, Borrower shall not, without Lender's written consent, execute, modify, surrender or terminate, either orally or in writing, any lease now existing or hereafter made of all or any part of the Property, permit an assignment or sublease of a lease without Lender's written consent, or request or consent to the subordination of any lease of all or any part of the Property to any lien subordinate to this Instrument. If Borrower becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Borrower shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (ii) notify Lender thereof and of the amount of said set-offs, and (iii) within ten (10) days after such accrual, reimburse the tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such set-off and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction.

         Upon Lender's request, Borrower shall absolutely assign to Lender, by written instrument satisfactory to Lender, all leases now existing or hereafter made of all or any part of the Property and all security deposits made by tenants in connection with such leases of the Property. Upon assignment by Borrower to Lender of any leases of the Property, Lender shall have all of the rights and powers possessed by Borrower prior to such assignment and Lender shall have the right to modify, extend or terminate such existing leases and to execute new leases, in Lender's sole discretion.

17. REMEDIES CUMULATIVE. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

18. ACCELERATION IN CASE OF BORROWER'S INSOLVENCY. If Borrower shall voluntarily file a petition under Title 11 of the U.S. Code (the "Act"), as such Act may from time to time be amended, or under any similar or successor Federal statute relating to bankruptcy, insolvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in any involuntary proceeding admitting insolvency or inability to pay debts, or if Borrower shall fail to obtain a vacation or stay of involuntary proceedings brought for the reorganization, dissolution or liquidation of Borrower, within one hundred and twenty (120) days of the filing of such involuntary proceeding, or if Borrower shall be adjudged a bankrupt, or if a trustee or receiver shall be appointed for Borrower or Borrower's property, or if the Property shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court, or if Borrower shall make an assignment for the benefit of Borrower's creditors, or if there is an attachment, execution or other judicial seizure of any portion of Borrower's assets and such seizure is not discharged within ten (10) days, then Lender may, at Lender's option, declare all of the sums secured by this Instrument to be immediately due and payable without prior notice to Borrower, and Lender may invoke any remedies permitted by PARAGRAPH 27 of this Instrument. Any attorney's fees and other expenses incurred by Lender in connection with Borrower's bankruptcy or any of the other aforesaid events shall be additional indebtedness of Borrower secured by this Instrument pursuant to PARAGRAPH 8 hereof

19.      TRANSFERS OF THE PROPERTY OR BENEFICIAL INTERESTS IN BORROWER.

         (a) Except as provided in SUBPARAGRAPH (C) of this PARAGRAPH 19, upon the sale or transfer of (i) all or any part of the Property, or any interest therein, or (ii) beneficial interests in Borrower (if Borrower is not a natural person or persons but is a corporation, partnership, trust or other legal entity), Lender may, at Lender's option, declare all of the sums secured by this Instrument to be immediately due and payable, and Lender may invoke any remedies permitted by PARAGRAPH 27 of this Instrument.

         (b) For purposes of this PARAGRAPH 19, a sale or transfer of a beneficial interest in Borrower shall be deemed to include, but is not limited to:

                  (i) if Borrower or any general partner of Borrower is a corporation or limited liability company, the voluntary or involuntary sale, conveyance, transfer or pledge of a majority of such corporation's or limited liability company's stock (or the stock of any corporation directly or indirectly controlling such corporation or limited liability company by operation of law or otherwise) or the creation or issuance of new stock by which an aggregate of more than 49% of such corporation's or limited liability company's stock shall be vested in a party or parties who are not now stockholders;

                  (ii) if Borrower is a limited liability company, the change, removal or resignation of a managing member;

                  (iii) if Borrower, or any general partner of Borrower, is a limited or general partnership, the change, removal or resignation of a general partner or managing partner or the transfer or pledge of the partnership interest of any general partner or managing partner or any profits or proceeds relating to such partnership interest;

                  (iv) if Borrower is a limited partnership, the transfer or pledge of a majority of the limited partnership interests which in the aggregate constitute more than a 49% interest in Borrower, or any profits or proceeds relating to such limited partnership interests.

         (c) Notwithstanding the foregoing, the following shall not be deemed a sale or transfer of a beneficial interest in Borrower for purposes of this PARAGRAPH 19:

                  (i) a transfer of less than a 49% interest in Borrower, or any partner, shareholder or member of Borrower, by devise, descent or by operation of law upon the death of a partner, member or stockholder of Borrower;

                  (ii) a transfer of a limited partner, shareholder or non-managing member interest in Borrower for estate planning purposes to an immediate family member of such limited partner, shareholder or member, or a trust for the benefit of an immediate family member; or

                  (iii) a transfer of a general partner or managing member interest in Borrower for estate planning purposes to an immediate family member of such partner or member, or a trust for the benefit of an immediate family member, subject to obtaining Lender's prior written consent, which consent shall not be unreasonably withheld subject to the criteria set forth in SUBPARAGRAPH (B) of PARAGRAPH 35 of this Instrument.

         See PARAGRAPH 35 of this Instrument.

20. NOTICE. Except for any notice required under applicable law to be given in another manner, (a) any notice to Borrower provided for in this Instrument or in the Note shall be given by mailing such notice by certified mail addressed to Borrower at Borrower's address stated above or at such other address as Borrower may designate by notice to Lender as provided herein, and (b) any notice to Lender shall be given by certified mail, return receipt requested, to Lender's address stated herein or to such other address as Lender may designate by notice to Borrower as provided herein. Any notice provided for in this Instrument or in the Note shall be deemed to have been given to Borrower or Lender when given in the manner designated herein.

21. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of PARAGRAPH 19 hereof. All covenants and agreements of Borrower shall be joint and several. In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

22. UNIFORM INSTRUMENT; GOVERNING LAW; SEVERABILITY. This form of instrument combines uniform covenants for national use and non-uniform covenants with limited variations by jurisdiction to constitute a uniform security instrument covering real property and related fixtures and personal property. This Instrument shall be governed by the law of the jurisdiction in which the Property is located. In the event that any provision of this Instrument or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Instrument or the Note which can be given effect without the conflicting provisions, and to this end the provisions of this Instrument and the Note are declared to be severable. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in this Instrument or in the Note, whether considered separately or together with other charges levied in connection with this Instrument and the Note, violates such law, and Borrower is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Lender in excess of the amounts payable to Lender pursuant to such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness evidenced by the Note. For the purposes of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all indebtedness which is secured by this Instrument or evidenced by the Note and which constitutes interest, as well as all other charges levied in connection with such indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest computed thereby is uniform throughout the stated term of the Note.

23. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note or any other obligation secured by this Instrument. THE PROVISIONS OF THIS PARAGRAPH SHALL BE APPLICABLE ONLY WHEN THE LAW OR PUBLIC POLICY OF SOUTH CAROLINA DO NOT PROHIBIT SUCH A WAIVER.

24. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interest in the Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

25.      INTENTIONALLY OMITTED.

26. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION. As part of the consideration for the indebtedness evidenced by the Note, Borrower hereby absolutely and unconditionally assigns and transfers to Lender all the rents and revenues of the Property, including the Rents and those other rents and revenues of the Property now due, past due, or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Property, regardless of to whom the rents and revenues of the Property are payable, including, without limitation, leases or other agreements with respect to guest rooms, meeting rooms, food and beverage facilities and vending machines. Borrower hereby authorizes Lender or Lender's agents to collect the aforesaid rents and revenues and hereby directs each tenant of the Property to pay such rents to Lender or Lender's agents; provided, however, that prior to written notice given by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument or any other Loan Document, Borrower shall collect and receive all rents and revenues of the Property as trustee for the benefit of Lender and Borrower, to apply the rents and revenues so collected to the sums secured by this Instrument in the order provided in PARAGRAPH 3 hereof with the balance, so long as no such breach has occurred, to the account of Borrower, it being intended by Borrower and Lender that this assignment of rents constitutes an absolute assignment and not an assignment for additional security only. Upon delivery of written notice by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately be entitled to possession of all rents and revenues of the Property as specified in this PARAGRAPH 26 as the same become due and payable, including, but not limited to, rents then due and unpaid, and all such rents shall immediately upon delivery of such notice be held by Borrower as trustee for the benefit of Lender only; provided, however, that the written notice by Lender to Borrower of the breach by Borrower shall contain a statement that Lender exercises its rights to such rents. Borrower agrees that commencing upon delivery of such written notice of Borrower's breach by Lender to Borrower, each tenant of the Property shall make such rents payable to and pay such rents to Lender or Lender's agents on Lender's written demand to each tenant therefor, delivered to each tenant personally, by mail or by delivering such demand to each retail store, without any liability on the part of said tenant to inquire further as to the existence of a default by Borrower.

         Borrower hereby covenants that Borrower has not executed any prior assignment of said rents, that Borrower has not performed, and will not perform, any acts or has not executed, and will not execute, any instrument which would prevent Lender from exercising its rights under this PARAGRAPH 26, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any of the rents of the Property for more than one month prior to the due dates of such rents. Borrower covenants that Borrower will not hereafter collect or accept payment of any rents of the Property more than one month prior to the due dates of such rents. Borrower further covenants that Borrower will execute and deliver to Lender such further assignments of rents and revenues of the Property as Lender may from time to time request.

         Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, or upon Borrower's breach of any material covenant of Borrower as landlord or lessor under any lease, Lender shall be entitled to the appointment of a receiver for the Property, without notice to Borrower or any other person or entity and Lender may in person, by agent or by a court appointed receiver, regardless of the adequacy of Lender's security, enter upon and take and maintain full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of leases, the collection of all rents and revenues of the Property, the enforcement or fulfillment of any terms, condition or provision of any lease, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as are deemed best to protect the security of this Instrument. In the event Lender elects to seek the appointment of a receiver for the Property upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Borrower hereby expressly consents to the appointment of such receiver. Lender or the receiver shall be entitled to receive a reasonable fee for so managing the Property.

         All rents and revenues collected subsequent to delivery of written notice by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument shall be applied first to the costs, if any, of taking control of and managing the Property and collecting the rents, including, but not limited to, attorney's fees, receiver's fees, premiums on receiver's bonds, costs of repairs to the Property, premiums on insurance policies, taxes, assessments and other charges on the Property, and the costs of discharging any obligation or liability of Borrower as lessor or landlord of the Property and then to the sums secured by this Instrument. Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Property by reason of anything done or left undone by Lender under this PARAGRAPH 26.

         If the rents of the Property are not sufficient to meet the costs, if any, of taking control of and managing the Property and collecting the rents, any funds expended by Lender for such purposes shall become indebtedness of Borrower to Lender secured by this Instrument pursuant to PARAGRAPH 8 hereof. Unless Lender and Borrower agree in writing to other terms of payment, such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Note unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law.

         Any entering upon and taking and maintaining of control of the Property by Lender or the receiver and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or provided herein. This assignment of rents of the Property shall terminate at such time as this Instrument ceases to secure indebtedness held by Lender.

NON-UNIFORM COVENANTS. Borrower and Lender further covenant and agree as follows:

27. ACCELERATION; REMEDIES. Upon Borrower's breach of any representation, covenant or agreement of Borrower in this Instrument, the Note, the Environmental Indemnity Agreement or any other Loan Document, including, but not limited to, the covenants to pay when due any sums secured by this Instrument, Lender, at Lender's option, may declare all of the sums secured by this Instrument to be immediately due and payable without further demand, and may invoke the power of sale and any other remedies permitted by applicable law or provided herein. Borrower acknowledges that the power of sale herein granted may be exercised by Lender without prior judicial hearing. Borrower has the right to bring an action to assert the non-existence of a breach or any other defense of Borrower to acceleration and sale. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including, but not limited to, attorney's fees and costs of documentary evidence, abstracts and title reports.

         Notwithstanding the foregoing, Lender shall not invoke any remedy provided hereunder, under the Loan Documents, at law or in equity upon Borrower's breach of a non-monetary representation, covenant, or agreement of Borrower in this Instrument, the Note, the Environmental Indemnity Agreement or any other Loan Document, other than a breach of PARAGRAPHS 5, 19, 32(N), 32(O) OR 32(Q) of this Instrument, or PARAGRAPH 2 of the Environmental Indemnity Agreement, provided Borrower shall have, on or before the date that is ten (10) days after Borrower's receipt of notice thereof, cured such default or, if such default cannot be cured within such ten (10) day period, Borrower shall have commenced to cure within such ten (10) day period and is taking all actions required to diligently cure such default and such default is cured on or before the date that is thirty (30) days after Borrower's receipt of a notice to cure such default.

         See PARAGRAPH 34 of this Instrument.

28. RELEASE. Upon payment of all sums secured by this Instrument, Lender shall release this Instrument. Borrower shall pay Lender's $100 for the release of this Instrument.

29. ATTORNEY'S FEES. As used in this Instrument and in the Note, "attorney's fees" shall include attorney's fees, if any, which may be awarded by an appellate court.


30. NONRECOURSE LOAN. Subject to the qualifications below in this paragraph, the Borrower shall be liable for payment and performance of all of the obligations, covenants and agreements of the Borrower under the Note, this Instrument, the Assignment of Leases and Rents (herein so-called), dated of even date herewith, executed by Borrower to Lender, the Environmental Indemnity Agreement dated of even date herewith, executed by Borrower and Lender, and all other instruments and documents evidencing, securing or governing the terms of the loan (the "Loan") evidenced by the Note (collectively, the "Loan Documents"), to the full extent (but only to the extent) of all of the Property and any other items, property or amounts which are collateral or security for the Loan. If a default occurs in the timely and proper payment of any portion of such indebtedness or in the timely performance of any obligations, agreements or covenants, except as set forth below in this paragraph, neither Borrower, nor any partner of Borrower, nor any partner, stockholder, director or officer of any partner of Borrower, shall be personally liable for the repayment of any of the principal of, interest on, or prepayment fees or late charges, or other charges or fees due in connection with the Loan, the performance of any covenants of Borrower under the Note, this Instrument or any of the other Loan Documents or for any deficiency judgment which Lender may obtain after default by Borrower. Notwithstanding the foregoing provisions of this paragraph or any other agreement, the Borrower shall be fully and personally liable for any and all: (1) liabilities, costs, losses, damages, expenses or claims (including, without limitation, any reduction in the value of the Property or any other items, property or amounts which are collateral or security for the Loan) suffered or incurred by Lender by reason of or in connection with (a) any fraud or misrepresentation by the Borrower in connection with the Loan, including but not limited to any misrepresentation of the Borrower contained in any Loan Document, (b) any failure to pay taxes, insurance premiums (except to the extent that such taxes and insurance premiums are then held by the Lender), assessments, franchise fees, charges for labor or materials or other charges that can create liens on any portion of the Property, (c) any misapplication of
(i) proceeds of insurance covering any portion of the Property, or (ii) proceeds of the sale or condemnation of any portion of the Property, (d) any rentals, income, profits, issues and products received by or on behalf of the Borrower subsequent to the date on which the Lender gives written notice that a default has occurred under the Loan and not applied to the payment of principal or interest due under the Note or the payment of operating expenses (excluding any operator's, manager's or developer's fee paid to the Borrower or any affiliate of the Borrower) of the Property, (e) any failure to maintain, repair or restore the Property in accordance with any Loan Document to the extent not covered by insurance proceeds made available to the Lender, (f) any failure by the Borrower to deliver to the Lender all unearned advance rentals and security deposits paid by tenants of the Property received by or on behalf of the Borrower, and not refunded to or forfeited by such tenants, (g) any failure by the Borrower to return to, or reimburse the Lender for, all personalty taken from the Property by or on behalf of the Borrower, except in accordance with the provisions of this Instrument, and (h) any and all indemnities given by the Borrower to the Lender set forth in the Environmental Indemnity Agreement or any other Loan Document in connection with any environmental matter relating to the Property; and (2) court costs and all attorneys' fees provided for in any Loan Document. Furthermore, no limitation of liability or recourse provided above in this paragraph shall (x) apply to the extent that the Lender's rights of recourse to the Property are suspended, reduced or impaired by or as a result of any act, omission or misrepresentation of the Borrower or any other party now or hereafter liable for any part of the Loan and accrued interest thereon, or by or as a result of any case, action, suit or proceeding to which the Borrower or any such other party, voluntarily becomes a party; or (y) constitute a waiver, forfeiture, abrogation or limitation of or on any right accorded by any law establishing a debtor relief proceeding, including, but not limited to, Title 11, U.S. Code, which right provides for the assertion in such debtor relief proceeding of a deficiency arising by reason of the insufficiency of collateral notwithstanding an agreement of the Lender not to assert such deficiency.

31. REPRESENTATIONS OF BORROWER. The Borrower hereby represents and warrants to Lender the following:

         (a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. There are no proceedings or actions pending, threatened or contemplated for the liquidation, termination or dissolution of Borrower.

         (b) Borrower has delivered to Lender a true, correct, and complete rent roll (the "Rent Roll") of annual and monthly rents payable by all Existing Tenants, including all percentage rents, if any, expiration dates of the Existing Leases, and the amount of security deposit being held by Borrower under each Existing Lease, if any; and Borrower has not granted any Existing Tenant any rent concessions (whether in form of cash contributions, work agreements, assumption of an Existing Tenant's other obligations, or otherwise) or extensions of time whatsoever not reflected in such Rent Roll.

         (c) There are no legal proceedings commenced (or, to the best of the knowledge of the Borrower, threatened) against Borrower by any Existing Tenant; no rental in excess of one month's rent has been prepaid under any of the Existing Leases; each of the Leases is valid and binding on the parties thereto in accordance with its terms; and the execution of this Instrument and the other Loan Documents will not constitute an event of default under any of the Existing Leases.

         (d) Borrower currently holds the security deposits (if any) specified in the Existing Leases and has not given any credit, refund, or set off against such security deposits to any person.

         (e) There are no residential units in the Property, and no portion of the Property is an apartment or other unit subject to any form or rent control, stabilization or regulation; and no person presently occupies any part of the Property for dwelling purposes.

         (f) Except for Borrower, there are no persons or entities occupying space in the Property as tenants other than the persons or entities specifically named in the Existing Leases.

         (g) Except as specifically listed in the schedule of exceptions to coverage in the title policy insuring Lender's interest in the Property, Borrower is now in possession of the Property; Borrower's possession of the Property is peaceable and undisturbed; Borrower does not know any facts by reason of which any claim to the Property, or any part thereof, might arise or be set up adverse to Borrower; and the Property is free and clear of (i) any lien for taxes (except real property taxes not yet due and payable for the calendar year in which this Instrument is being executed), and (ii) any easements, rights-of-way, restrictions, encumbrances, liens or other exceptions to title by mortgage, decree, judgment, agreement, instrument, or, to the knowledge of Borrower, proceeding in any court.

         (h) All charges for labor, materials or other work of any kind furnished in connection with the construction, improvement, renovation or rehabilitation of the Property or any portion thereof have been paid in full, and no unreleased affidavit claiming a lien against the Property, or any portion thereof, for the supplying of labor, materials or services for the construction of improvements on the Property has been executed or recorded in the mechanic's lien or other appropriate records in the county in which the Property is located.

         (i) The Property and the current and contemplated uses of the Property are in compliance with all applicable federal, state and municipal laws, rules, regulations and ordinances, applicable restrictions, zoning ordinances, building codes and regulations, building lines and easements, including, without limitation, federal and state environmental protection law and the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws or ordinances related to handicapped access, and any statute, rule, regulation, ordinance, or order of governmental bodies or regulatory agencies, or any order or decree of any court adopted or enacted with respect thereto (collectively, "Applicable Laws"); no governmental authority having jurisdiction over any aspect of the Property has made a claim or determination that there is any such violation; the Property is not included in any area identified by the Secretary of Housing and Urban Development pursuant to the Flood Disaster Protection Act of 1973, as amended, as an area having special flood hazards; and all permits, licenses and the like which are necessary for the operation of the Property have been issued and are in full force and effect.

         (j) There have been no material adverse changes, financial or otherwise, in the condition of Borrower from that disclosed to Lender in the loan application submitted to Lender by Borrower, or in any supporting data submitted in connection with the Loan, and all of the information contained therein was true and correct when submitted and is now substantially and materially true and correct on the date hereof.

         (k) There is no claim, litigation or condemnation proceeding pending, or, to the knowledge of the Borrower, threatened, against the Property or Borrower, which would affect the Property or Borrower's ability to perform its obligations in the connection with the Loan.

         (l) Borrower does not own any real property or assets other than the Property and does not operate any business other than the management and operation of the Property.

         (m) No proceedings in bankruptcy or insolvency has ever been instituted by or against Borrower or any affiliate thereof, and no such proceeding is now pending or contemplated.

         (n) Borrower is, and if there are any general partners or members of Borrower, such partners or members are, solvent pursuant to the laws of the United States, as reflected by the entries in Borrower's books and records and as reflected by the actual facts.

         (o) The Loan Documents have been duly authorized, executed and delivered by Borrower and constitute valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms. No approval, consent, order or authorization of any governmental authority and no designation, registration, declaration or filing with any governmental authority is required in connection with the execution and delivery of the Note, this Instrument or any other Loan Document.

         (p) The execution and delivery of the Loan Documents will not violate or contravene in any way the articles of incorporation or bylaws or partnership agreement, articles of organization or operating agreement as the case may be, of Borrower or any indenture, agreement or instrument to which Borrower is a party or by which it or its property may be bound, or be in conflict with, result in a breach of or constitute a default under any such indenture, agreement or other instrument, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower, except as contemplated by the provisions of such Loan Documents, and no action or approval with respect thereto by any third person is required.

         (q) No part of the Property is all or a part of Borrower's homestead.

         (r) The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

         (s) All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

         (t)      The Property is serviced by public water and sewer systems.

         (u) The Property is free from damage caused by fire or other casualty.

         (v) All liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all Applicable Laws.

         (w) All collective bargaining agreements and other employee agreements to which Borrower is a party are in full force and effect; there are no strikes or material disputes existing or, to Borrower's knowledge, threatened, and Borrower is not in default under any such agreements.

         (x) Borrower is the sole fee simple owner of the Collateral and the Collateral is free of any lien, security interest, encumbrance, or other right of any third party.

32. BORROWER'S ADDITIONAL COVENANTS. Borrower hereby covenants, agrees and undertakes to:

         (a) fulfill and perform all of Borrower's obligations as landlord or lessor under any lease; will promptly send Lender copies of any notices of default received from the tenant under any lease; and will enforce (short of terminating such lease) the performance by the tenant of the tenant's obligations under any lease;

         (b) not make, enter into, execute, cancel, amend or modify any lease without the prior written consent of Lender;

         (c) not approve any assignment of a lease, of any sublease or underlease, without the prior written consent of Lender;

         (d) not cancel or modify any guaranty of a lease, or release any security deposit or letter of credit constituting security under a lease, without the prior written consent of Lender;

         (e) not accept prepayment of any installment of rent from any tenants of the Property for a period of more than one (1) month in advance;

         (f) not further assign the whole (or any part of) the leases or the rents;

         (g) fulfill and perform all of Borrower's obligations under the Franchise Agreement;

         (h) not cancel, amend or modify the Franchise Agreement without the prior written consent of Lender;

         (i) not allow any breach, withdrawal, cancellation, rescission, termination, alteration or modification of the Franchise Agreement or any other contract, agreement, license, permit or certificate affecting the Property;

         (j) not undertake or commence any alterations of any improvements on the Property the cost of which is in excess of five percent (5%) of the then original principal amount of the Note, without the prior written consent of Lender;

         (k) from time to time, at the request of Lender, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Instrument or in any other Loan Document or in the execution or acknowledgement thereof; (ii) execute, acknowledge, deliver and record and/or file such further documents or instruments (including, without limitation, further mortgages, security agreements, financing statements, continuation statements, assignments of rents or leases and environmental indemnity agreements) and perform such further acts and provide such further assurances as may be necessary, desirable or proper, in Lender's opinion, to carry out more effectively the purposes of this Instrument and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof or thereof to be covered hereby or thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; provided that such documents or instruments do not materially increase Borrower's liability under the Loan Documents; and (iii) execute, acknowledge, deliver, procure, and file and/or record any document or instrument (including specifically, but without limitation, any financing statement) deemed advisable by Lender to protect the liens and the security interests herein granted against the rights or interests of third persons; provided that such documents or instruments do not materially increase Borrower's liability under the Loan Documents. Borrower will pay all reasonable costs connected with any of the foregoing in this SUBPARAGRAPH (K);

         (l) continuously maintain Borrower's existence and right to do business in the State of South Carolina;

         (m) at any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Instrument, or upon any rights, titles, liens or security interests created hereby, or upon the obligations secured hereby or any part thereof, immediately pay all such taxes; provided that, if such law as enacted makes it unlawful for Borrower to pay such tax, Borrower shall not pay nor be obligated to pay such tax, and in the alternative, Borrower may, in the event of the enactment of such a law, and must, if it is unlawful for Borrower to pay such taxes, prepay the obligations secured hereby in full within sixty (60) days after demand therefor by Lender;

         (n) not execute or deliver any deed of trust, mortgage or pledge of any type covering all or any portion of the Property;

         (o) not acquire any real property or assets (other than the Property) or operate any business other than the management and operation of the Property during the term of the Loan;

         (p) not permit any drilling or exploration for or extraction, removal or production of any mineral, natural element, compound or substance from the surface or subsurface of the Property regardless of the depth thereof or the method of mining or extraction thereof;

         (q) not change its name, identity, structure or employer identification number during the term of the Loan;

         (r) pay on demand all reasonable and bona fide out-of-pocket costs, fees and expenses and other expenditures, including, but not limited to, reasonable attorneys' fees and expenses, paid or incurred by Lender to third parties incident to this Instrument or any other Loan Document (including, but not limited to, reasonable attorneys' fees and expenses in connection with the negotiation, preparation and execution hereof and of any other Loan Document and any amendment hereto or thereto, any release hereof, any consent, approval or waiver hereunder or under any other Loan Document, the making of any advance under the Note, and any suit to which Lender is a party involving this Instrument or the Property) or incident to the enforcement of the obligations secured hereby or the exercise of any right or remedy of Lender under any Loan Document; and

         (s) maintain and keep the Property in compliance with all Applicable Laws.

         (t) manage and operate the Property and provide services to guests of the Property as a first class hotel so as to maximize the business and cash flow of the Property;

         (u) not lease (including in connection with any purchase money financing) any real or personal property, other than personal property that is routinely leased in the hotel industry and is required for the Property as currently operated;

         (v) not dispose of items of personal property included in the Collateral except in the ordinary course of business and provided that (1) such items of personal property are replaced (by purchase, subject only to Lender's lien, and not leased) with similar items of personal property of equal or greater value which are free and clear of any and all security interests or claims in favor of third parties, but which are subject to the lien of Lender granted under this Instrument, and (2) if the value of this property being disposed of, together with the value of all other property previously disposed of during any calendar year will exceed ten thousand dollars ($10,000), such disposal has been approved in writing by Lender; and

         (w) not amend, modify, cancel or terminate the existing management agreement, or enter into, amend, modify or terminate any future management agreement, with respect to the Property without Lender's prior written approval, to be given or withheld in Lender's sole discretion. Any new management agreement must contain a provision permitting Lender (without liability) to terminate (without cost or liability) such agreement if Lender (or its assignee or nominee) commences foreclosure of this Instrument or otherwise owns or operates all or any part of the Property or if there exists a breach of any representation, covenant or agreement contained in this Instrument.

33.      RESERVES.


         (a)      CAPITAL IMPROVEMENTS/FURNITURE, FIXTURES AND EQUIPMENT
RESERVE.

                  (i) Commencing on the first day a monthly installment of principal and interest is due and payable under the Note and continuing on the first calendar day of each calendar month thereafter, Borrower shall deliver to Lender, together with the regular installments of principal and interest an amount (a "CIR/FF&E Payment") equal to $16,666.67 for thirty-six (36) months and equal to $8,333.34 thereafter. Each CIR/FF&E Payment shall be deemed "Other Impositions" and "Funds" as defined in paragraph 2 of this Instrument. The CIR/FF&E Payments will be placed in interest bearing deposits or accounts in the name of Lender or Lender's loan servicer at the same financial institution(s) as the other Funds (the "Other Impositions Account"), shall be held in accordance with the terms of paragraph 2 of this Instrument, and may be drawn on by Borrower for deferred maintenance, ongoing capital improvement expenditures and/or the replacement of furniture, fixtures, and/or equipment, in connection with the Property, pursuant to the terms set forth below in subparagraph 33(a)(ii). At Lender's discretion, the CIR/FF&E Payments may be increased to reflect any increase in the "Consumer Price Index" published by the Bureau of Labor Statistics of the U.S. Department of Labor, All Items, U.S. city average, all urban consumers (presently denominated "CPI-U"), or a successor or substitute index appropriately adjusted (the "CPI"). In the event Lender shall elect not to increase the CIR/FF&E Payment for any given year by the CPI, Lender, at its sole discretion, may during any subsequent year elect to increase the CIR/FF&E Payment by the aggregate amount of CPI increases which Lender otherwise was entitled to make during the previous years in which it did not elect to make such increases.


                  (ii) So long as Borrower (x) is not in default under any of the terms of the Note, this Instrument or any of the other Loan Documents, and (y) no situation exists which with the passage of time or the giving of notice or both would constitute a default under the Note, this Instrument or any of the other Loan Documents, Borrower, subject to the following provisions of this subparagraph (ii) and upon ten (10) days' prior written notice to Lender and Lender's loan servicer (which notice shall include a brief statement of the purpose for which the advance is to be used), shall be entitled to draw on the CIR/FF&E Payments on deposit in the Other Impositions Account solely for the payment of deferred maintenance, ongoing capital improvement expenditures and/or the replacement of furniture, fixtures and/or equipment for the Property. Borrower may not make any drawing on the Other Impositions Account
(1) for less than $500 and (2) without the prior consent of Lender. Lender reserves the right to require such information as Lender may reasonably require, and to withhold consent in the event that Lender deems it necessary to do so. Without limiting the foregoing, Lender may request, in connection with a request by Borrower for a drawing on the Other Impositions Account, that Borrower furnish written evidence reasonably satisfactory to Lender that the amount requested by Borrower is for work performed, services or materials furnished, and bills paid or payable with respect to the deferred maintenance, ongoing capital improvement expenditures and/or the replacement of furniture, fixtures and/or equipment (including, but not limited to, contracts and invoices for work performed or materials supplied and mechanics' and materialmen' lien releases and waivers from such parties performing such work or supplying such material(s). Lender also reserves the right to make any disbursement or portion thereof from the Other Impositions Account directly to the party performing such work or supplying such materials. Lender or Lender's servicing agent, as the case may be, shall be entitled to charge Borrower a reasonable processing fee for administering and reviewing Borrower's draw requests. In addition, Lender shall be reimbursed by Borrower for any costs incurred by Lender or Lender's servicing agent in inspecting the Property in connection with Borrower's draw requests. Any such processing fees and inspection costs shall be deducted by Lender from the Funds on deposit or account or, at Lender's option, shall be paid to Lender by Borrower within ten (10) days of Lender's written demand.


                  (iii) Each CIR/FF&E Payment is pledged as additional security for the sums secured by this Instrument and any of the other Loan Documents. Borrower hereby grants to Lender a lien and security interest in each CIR/FF&E Payment and the deposit or other accounts in which such payments are placed.

         (b)      DEFERRED MAINTENANCE RESERVE

                  (i) Contemporaneously with the execution hereof, Borrower shall deliver the sum of $100,000.00 to Lender (the "Deferred Maintenance Reserve") to be held in accordance with the provisions of this paragraph 33(b) for the purpose of ensuring Borrower's performance of certain deferred maintenance described in that certain Engineering Report dated November 13, 1997, prepared by Lexington Group International, Inc., covering the Property (the "Deferred Maintenance").

Borrower shall complete the Deferred Maintenance within ninety (90) calendar days after the date hereof, and failure to do so shall, in Lender's sole and absolute discretion, be deemed an event of default under this Instrument, the Note and the other Loan Documents.

                  (ii) The Deferred Maintenance Reserve shall be deemed "Other Impositions" and "Funds" as defined in paragraph 2 of this Instrument. The Deferred Maintenance Reserve will be placed in a non-interest bearing account in the name of Lender or Lender's loan servicer at the same financial institution(s) as the other Funds (the "Deferred Maintenance Account") and shall be held in accordance with the terms of paragraph 2 of this Instrument. So long as Borrower (x) is not in default under any of the terms of this Note, this Instrument or any of the other Loan Documents, and (y) no situation exists which with the passage of time or the giving of notice or both would constitute a default under the Note, this Instrument or any of the other Loan Documents, Borrower, subject to the following provisions of this subparagraph (b) and upon ten (10) days' prior written notice to Lender and, if applicable, Lender's loan servicer (the "Deferred Maintenance Request") and satisfaction of the other requirements set forth in this paragraph 33(b), shall be entitled to withdraw the entire amount then held in the Deferred Maintenance Account. The Deferred Maintenance Request shall include copies of invoices for all items or materials purchased and all labor and services provided in connection with the Deferred Maintenance, and Borrower shall certify and provide evidence satisfactory to Lender, in Lender's reasonable discretion, including, without limitation, final lien releases executed by all mechanics and materialmen, that the Deferred Maintenance has been completed in a good and workmanlike manner, free and clear of any mechanics' or materialmen's liens and encumbrances and is in compliance with all applicable laws, ordinances, rules and regulations of any governmental authority, agency or instrumentality having jurisdiction over the Property. Notwithstanding the receipt by Lender of the aforesaid certification and evidence, Lender reserves the right to inspect, or have Lender's agent inspect, the Property to verify that the Deferred Maintenance has been satisfactorily completed on a lien free basis. Borrower shall pay all costs necessary for completion of the Deferred Maintenance without regard to the sufficiency of the funds in the Deferred Maintenance Account. Lender or Lender's servicing agent, as the case may be, shall be entitled to charge Borrower a reasonable processing fee for administering and reviewing the Deferred Maintenance Request. In addition, Lender shall be reimbursed by Borrower for any costs incurred by Lender or Lender's servicing agent in inspecting the Property in connection with the Deferred Maintenance Request. Any such processing fees and inspection costs shall be deducted by Lender from the Deferred Maintenance Account or, at Lender's option, shall be paid to Lender by Borrower within ten
(10) days of Lender's written demand.

                  (iii) The Deferred Maintenance Reserve is pledged as additional security for the sums secured by this Instrument and any of the other Loan documents. Borrower hereby grants to Lender a lien and security interest in the Deferred Maintenance Reserve and the Deferred Maintenance Account.

34.      FORECLOSURE. South Carolina law requires judicial foreclosure.

35.      ASSUMABILITY.

         (a) So long as (i) Borrower is not in default under any of the terms of the Note, this Instrument or any other Loan Document, and (ii) no situation exists which with the passage of time or the giving of notice or both would constitute a default under the Note, this Instrument or any other Loan Document, in the event Borrower desires to transfer all of the Property to another party (the "Transferee") and have the Transferee assume all of Borrower's obligations under the Note, this Instrument and all of the other Loan Documents (collectively, the "Transfer and Assumption"), Borrower, subject to the terms of this paragraph, may make a written application to Lender for Lender's consent to the Transfer and Assumption, subject to the conditions set forth in SUBPARAGRAPH (B) of this PARAGRAPH 35. Together with such written application (and afterwards if requested by Lender), Borrower will submit to Lender true, correct and complete copies of any and all information and documents of any kind requested by Lender concerning the Property, Transferee and/or Borrower, together with any review fee required by Lender, in Lender's sole discretion.

         (b) Lender shall not unreasonably withhold its consent to a Transfer and Assumption provided and upon the condition that:

                  (i) Lender receives an opinion from counsel acceptable to Lender that (x) such Transfer and Assumption shall not affect, in any way, the enforceability of the Loan Documents or the lien status, and (y) that the Transferee complies in all respects with the provisions of PARAGRAPH 31(n) and PARAGRAPH 32(l) of this Instrument and such other conditions concerning the organizational structure of the Transferee as were required by Lender at the time of the making of the Loan;

                  (ii) Borrower has submitted to Lender true, correct and complete copies of any and all information and documents of any kind requested by Lender concerning the Property, Transferee and/or Borrower;

                  (iii) the Transferee, in Lender's sole judgment, has sufficient experience in managing assets similar in size and type to the Property;

                  (iv) in Lender's sole judgment, the Transferee and the partners, members or shareholders of the Transferee are financially sound or have sufficient financial resources to manage the Property for the term of the Loan;

                  (v) the Loan has been placed, or Lender plans to place the Loan, in an offering of Securities (as defined in PARAGRAPH 37) and Lender receives written confirmation from the rating agencies that the Transfer and Assumption will not result in any downgrade, qualification or withdrawal of the ratings assigned to the pool and assets in which the Loan has been placed; and

                  (vi)      Borrower has paid any review fee required by Lender.

         (c) If Lender consents to the Transfer and Assumption, the Transferee and/or Borrower as the case may be, shall deliver the following to
Lender:

                  (i) Borrower shall deliver to Lender an assumption fee in the amount of one percent (1%) of the then unpaid principal balance of the Loan;

                  (ii) Borrower and Transferee shall execute and deliver to Lender any and all documents required by Lender, in form and substance required by Lender, in Lender's sole discretion (the "Assumption Documents");

                  (iii) Borrower shall cause to be delivered to Lender, an endorsement to the mortgagee policy of title insurance then insuring the lien created by this Instrument in form and substance acceptable to Lender, in Lender's sole discretion (the "Endorsement"); and

                  (iv) Borrower shall deliver to Lender a payment in the amount of all costs incurred by Lender in connection with the Transfer and Assumption, including but not limited to, Lender's attorneys fees and expenses, all recording fees for the Assumption Documents, and all fees payable to the title company for the delivery to Lender of the Endorsement.

         (d) Notwithstanding anything contained in this paragraph to the contrary, (x) under no circumstances may the Property and Loan be transferred and assumed by any party under the terms of this paragraph more than once during the entire term of the Loan and (y) except based on Lender's written agreement to the Transfer and Assumption and Borrower's and Transferee's compliance with all of the terms and provisions of this paragraph, the terms and provisions of this paragraph shall in no way amend or modify the terms and provisions contained in PARAGRAPH 19 of this Instrument.

36. WAIVER OF JURY TRIAL. BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THE BORROWER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE NOTE, THIS INSTRUMENT, ANY OTHER LOAN DOCUMENT, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THE PROVISIONS OF THIS PARAGRAPH SHALL BE APPLICABLE ONLY WHEN THE LAW OR PUBLIC POLICY OF SOUTH CAROLINA DO NOT PROHIBIT SUCH A WAIVER.

37. TRANSFER OF LOAN. Lender may, at any time, sell, transfer or assign the Note, this Instrument and the Loan Documents, or any part thereof, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities or any rating agency rating such Securities (singularly, an "Investor," and collectively, the "Investors") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Loan and to Borrower, any guarantor, any indemnitors and/or the Property, whether furnished by Borrower, any guarantor, any indemnitors or otherwise, as Lender determines necessary or desirable. Borrower shall furnish and Borrower consents to Lender furnishing to such Investors or such prospective Investors or rating agency any and all information concerning the Property, the leases, the financial condition of Borrower, any guarantor and any indemnitor as may be requested by Lender, any Investor or any prospective Investor or rating agency in connection with any sale, transfer or participation interest.

38. WAIVER OF HOMESTEAD. Borrower hereby waives all right of homestead exemption in the Property.

39. WAIVER OF APPRAISAL. Borrower hereby waives any right of appraisal of the Property. In the event of foreclosure pursuant to PARAGRAPH 27 hereof, Lender may, at Lender's option, obtain an appraisal of the Property and any funds expended by Lender for such purpose shall become indebtedness of Borrower to Lender secured by this Instrument. THE PROVISIONS OF THIS PARAGRAPH SHALL BE APPLICABLE ONLY WHEN THE LAW OR PUBLIC POLICY OF SOUTH CAROLINA DO NOT PROHIBIT SUCH A WAIVER.

40. FUTURE ADVANCES. Upon request of Borrower, Lender, at Lender's option so long as this Instrument secures indebtedness held by Lender, may make Future Advances to Borrower. Such Future Advances, with interest thereon, shall be secured by this Instrument when evidenced by promissory notes stating that said notes are secured hereby. At no time shall the principal amount of the indebtedness secured by this Instrument, not including sums advanced in accordance herewith to protect the security of this Instrument, exceed the original amount of the Note (US $6,750,000.00) plus the additional sum of US$ 0, nor shall the maturity of Future Advances secured hereby extend beyond the time of repayment of the Note.

         This Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original.


         IN WITNESS WHEREOF, Borrower has executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.


                                          BROCK SUITE GREENVILLE, INC.
                                           (a Delaware corporation)

/s/ LINDA HETTERLY                        /s/ MELVIN J. MELLE
------------------                        -----------------------------
      Witness                                  Vice President

/s/ JULIE BRYANT                          BORROWER'S ADDRESS:
------------------
      Witness                             3710 Rawlins, Suite 1500
                                          Dallas, Texas  75219

                                    EXHIBIT "A"

                              Property Description


All that certain piece, parcel or tract of land situate, lying and being in the State of South Carolina, County of Greenville, in the City of Greenville, as is more fully shown on a plat entitled "ALTA/ACSM Land Title Survey for (I) Brock Suite Greenville, Inc., A Delaware Corporation, (ii) L.J. Melody & Company and Citibank, its successors and assigns, (iii) Apperson, Crump, Duzane & Maxwell, PLC, (iv) Chicago Title Insurance Company (v) Citicorp Real Estate, Inc,. and their respective successors and assigns, dated December 8, 1997, certified December 13, 1997, and prepared by Freeland & Associates, Inc., containing 3.08 acres, 134,155 sq. Ft., and recorded in the RMC Office for Greenville County in Plat Book 31-G at page 2, and having the following metes and bounds, to-wit:

                                  PARCEL ONE:

Commencing at the intersection of Orchard Park Drive and McPrice Court; thence along the western right-of-way of McPrice Court for the following bearings and distances; S 14-25-00 E for 38.59 feet to a point; thence S 25-04-00 W for
260.73 feet to a point; thence S 37-21-00 W for 18.63 feet to a point; thence S 15-40-00 W for 36.95 feet to an iron pin, said iron being the Point of Beginning; thence with the right-of-way of McPrice Court, which is the property's boundary line and McPrice Court's right-of-way border being the same, with a radius of 50.00 feet, which is also the radius of the right-of-way, and a chord bearing and distance of S 48-51-40 E for 67.89 feet, delta of 85-30-56, tangent of 46.23 feet and an arc of 74.63 feet to an iron pin; thence leaving the right-of-way of McPrice Court along the common line with RIC Properties LTD S 01-10-42 E for 14.10 feet to an iron pin; thence S 52-39-09 E for 304.68 feet to an iron pin; thence with the common line of the Marriot Corporation S 37-21-15 W for 345.00 feet to an iron pin on the northeastern right-of-way of Interstate Highway I-385; thence with the right-of-way of I-385, which is the property's boundary line and I-385's right-of-way border being the same, N 52-40-21 W for 387.55 feet to an iron pin; thence leaving the right-of-way of I-385 (variable right-of-way which is approximately 300 feet in width) along the common line with CEA Properties N 37-18-34 E for 344.98 feet to an iron pin; thence N 60-14-14 E for 17.01 feet to an iron pin, being the Point of Beginning. Said property containing 3.08 acres, 134,155 square feet. Said property is recorded in the Greenville County RMC Office in Deed Book 1204 at page 348 and Plat Book 11F at page 58 and Plat Book 31G at page 2.

                                  PARCEL TWO:

All easements appurtenant to the above described property, including that certain non-exclusive storm drainage easement described in Exhibit "C" to that certain deed from Alliance Haywood Associates to Orchard Park Associates dated September 28, 1982, and recorded in the RMC Office for Greenville County, South Carolina in Deed Volume 1175 at Page 42 and those certain non-exclusive easements set forth in the Declaration of Reciprocal Rights and Easements and Restrictive Covenants dated September 28, 1982, and recorded in deed Volume 1175 at page 50.


                                       14